EXHIBIT 10.67

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

BETWEEN

THE REGENTS OF THE UNIVERSITY OF MICHIGAN

AND

HEAT BIOLOGICS, INC.

(UM FILE NUMBER 3680)

This First Amendment to Exclusive License Agreement (this “First Amendment”), dated December 1, 2016, is by and between Heat Biologics, Inc. (“LICENSEE”) and the Regents of the University of Michigan (“MICHIGAN”).

WHEREAS, LICENSEE and MICHIGAN entered into an Exclusive License Agreement dated July 22, 2011, (the “Agreement”);

WHEREAS, LICENSEE is currently in possession of the Materials;

WHEREAS, LICENSEE previously made an Annual Fee (under Paragraph 3.1(b)(1)) for 2012, 2013, 2014 and 2015 totaled at $40,000;

WHEREAS, LICENSEE previously made a first non-creditable milestone $25,000 payment that MICHIGAN is entitled to retain; and

WHEREAS, LICENSEE and MICHIGAN desire to modify certain provisions of the Agreement as provided herein.

NOW THEREFORE, MICHIGAN and LICENSEE hereby agree as follows:

1.

Paragraph 3.1(c)(1) of the Agreement is hereby deleted in its entirety.

2.

Paragraph 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

5.2 As part of the diligence required by Paragraph 5.1, LICENSEE agrees to reach the following commercialization and research and development milestones for the LICENSED PRODUCTS and LICENSED PROCESSES (together the "MILESTONES") by the following dates:

1) Completion of Phase I Clinical Trial on or before January 1, 2020.

2) Completion of Phase II Clinical Trial on or before January 1, 2022.

3) Completion of Phase III Clinical Trial on or before January 1, 2024.

4) FIRST COMMERCIAL SALE on or before January 1, 2025.

3.

MICHIGAN agrees that LICENSEE shall not owe MICHIGAN an Annual Fee (under Paragraph 3.1(b)(1)) for 2016 that was otherwise due on July 30, 2016.  Furthermore, MICHIGAN agrees that LICENSEE shall not owe MICHIGAN an Annual Fee (under Paragraph 3.1(b)(1)) for 2017, 2018, 2019 and 2020.

4.

Each Party each mutually releases the other Party from any breach of the Agreement that may have occurred prior to the date of this First Amendment.

5.

Except as specifically modified and amended above, all other terms and conditions of the Agreement remain unchanged and in effect and are hereby ratified and adopted as through fully set forth herein.

IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment to the Agreement as of the date and year first above-written.

FOR LICENSEE		FOR THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By:	/s/ Jeff Wolf	By:	/s/ Kenneth J. Nisbet
	Jeff Wolf		Kenneth J. Nisbet
	Title: CEO		Assoc. Vice President for Research, Tech Transfer
	Date: 12-8-16		Date: 12-7-16